SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Mutual Funds Trust
(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement no.:
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(3) Filing Party:
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(4) Date Filed:
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Eaton Vance Level I Script

Good (morning, afternoon, evening,) my name is (Full Name).
May I please speak with Mr. /Mrs. (full name)?

(RE-GREET IF NECESSARY)

I am calling on behalf of a current investment with the EATON VANCE TAX-
MANAGED MID-CAP CORE FUND.
I wanted to confirm that you have received the proxy material for the Special
Meeting of Shareholders scheduled for Friday, June 24, 2011. Have you received the information?
(Pause For Response)

If “Yes” or positive response:
If you’re not able to attend the meeting, I can record your voting instructions by phone.
Your Board of Trustees is recommending a vote in favor.
Would you like to vote along with the Board’s Recommendation?

If “Yes” (VOTING WITH BOARD)
(Proceed to Confirmation)

If “No” (NOT VOTING WITH BOARD)
Would you like to cast an Against or Abstain vote? An Abstain vote is treated as shares that are present at the meeting for purposes of establishing a quorum, but will have the effect of a vote against the proposals. Would you like to vote against or abstain?
(Pause For Response and Proceed To Confirmation)

Confirmation –
Would you like to vote all of your accounts with EATON VANCE TAX-
MANAGED MID-CAP CORE FUND accordingly?
(Pause For Response)

I am recording your (in favor/against/abstain) vote.
For confirmation purposes:
· Please state your full name. (pause for response)
· According to our records, you reside in (city, state, zip code). (pause)
· To ensure that we have the correct address for the written confirmation, please state your street address. (pause for response)

Thank you. You will receive written confirmation of your voting instructions within 3 to 5 business days. Once you receive your confirmation, if you have any questions, feel free to contact us at the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (insert appropriate closing).

If “No” or negative response:
The materials are available online and we can also mail or e-mail the materials to you.
How would you like to receive the materials?
(Provide web-address or get email address from shareholder)
www.eatonvance.com

E-Mail / Mail request:
Mr. /Ms. ___________, you will receive your material within a few business days.
Please remember that your vote is important and your time is greatly appreciated. Thank you and have a good (insert appropriate closing).
Website request: (AFTER PROVIDING WEBSITE)Mr. /Ms. ___________, please remember that your vote is important and your time is greatly appreciated.
Thank you and have a good (insert appropriate closing).

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

EATON VANCE TAX-MANAGED MID-CAP CORE FUND

June 3, 2011

Dear Shareholder:

The Board of Trustees of Eaton Vance Tax-Managed Mid-Cap Core Fund sent you a Notice of Special Meeting, Proxy Statement and Proxy card asking for your vote on important proposals affecting your Fund. The Special Meeting is scheduled to be held on June 24, 2011 at the principal office of Eaton Vance, Two International Place, Boston, Massachusetts, at 2:00 P.M. Eastern Time.

Detailed information about the Special Meeting and the proposals can be found in the proxy statement that was previously mailed to you. To simplify matters we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposal or to vote your shares, please call 1 (866) 796-1288.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

Thank you in advance for your participation.

REGISTERED

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

EATON VANCE TAX-MANAGED MID-CAP CORE FUND

June 3, 2011

Dear Shareholder:

The Board of Trustees of Eaton Vance Tax-Managed Mid-Cap Core Fund sent you a Notice of Special Meeting, Proxy Statement and Proxy card asking for your vote on important proposals affecting your Fund. The Special Meeting is scheduled to be held on June 24, 2011 at the principal office of Eaton Vance, Two International Place, Boston, Massachusetts, at 2:00 P.M. Eastern Time.

Detailed information about the Special Meeting and the proposals can be found in the proxy statement that was previously mailed to you. To simplify matters we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposal or to vote your shares, please call 1 (866) 796-1288.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

Thank you in advance for your participation.

NOBO –S80209

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

EATON VANCE TAX-MANAGED MID-CAP CORE FUND

June 3, 2011

Dear Shareholder:

The Board of Trustees of Eaton Vance Tax-Managed Mid-Cap Core Fund sent you a Notice of Special Meeting, Proxy Statement and Proxy card asking for your vote on important proposals affecting your Fund. The Special Meeting is scheduled to be held on June 24, 2011 at the principal office of Eaton Vance, Two International Place, Boston, Massachusetts, at 2:00 P.M. Eastern Time.

Detailed information about the Special Meeting and the proposals can be found in the proxy statement that was previously mailed to you. To simplify matters we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposal or how to vote your shares, please call 1 (866) 796-1288.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

Thank you in advance for your participation.

OBO – S80209